Regulatory Capital - Additional Information (Detail) - Basel III [member]	Oct. 31, 2019	Oct. 31, 2018	Jan. 01, 2016
Disclosure of regulatory capital [line items]
Common equity capital surcharge	1.00%	1.00%	1.00%
Target common equity tier 1 capital ratio	8.00%	8.00%	8.00%
Target tier 1 capital ratio	9.50%	9.50%	9.50%
Target total capital ratio	11.50%	11.50%	11.50%
Domestic Stability Buffer	2.00%
Target Common Equity tier 1 Capital Ratio including Domestic Stability Buffer	10.00%